EXHIBIT 10.6


                               SUBLEASE AGREEMENT

         THIS AGREEMENT made this 18th day of April, 2001, by and between Global Maintech Corporation, a corporation (hereinafter "Sublessee") and Minnesota News Service, Inc., a corporation (hereinafter "Sublessor").

         WITNESSETH:

         WHEREAS, OMS Bloomington Partnership, L.L.P., (hereinafter "Landlord") leases certain real property ("Building") to Sublessor pursuant to a Lease dated July 25, 1997, (hereinafter "Lease"); a copy of said Lease being attached hereto, marked Exhibit A, and incorporated by reference herein; and

         WHEREAS, Sublessor desires to sublease a portion of the Building consisting of approximately 3,073 square feet in the area marked with diagonal lines on Exhibit B which is incorporated by reference herein (hereinafter "Premises") to Sublessee, and Sublessee desires to sublet the Premises from Sublessor.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and agreements contained herein, the parties hereto do hereby agree as follows:

         1. Commencing on May 1, 2001, Sublessee shall sublease the Premises from Sublessor for a term expiring April 30, 2004, unless sooner terminated as provided herein. In the event Sublessor does not extend the current term of its Lease, the term of this Sublease shall expire at midnight on July 31, 2002.

         2. Sublessee agrees to pay rent to Sublessor at the address set forth in paragraph 7 below on the first day of each calendar month during the term hereof in the amount of $2,645.00 per calendar month which sum is inclusive of real estate taxes and utilities, provided, however, that Sublessee shall pay monthly with its rent payment 30.73% of any increases over 15% in real estate taxes levied on and in the cost of all utilities supplied to the Building over the amount of said real estate taxes and the cost of said utilities during the period May 1, 2000 through April 30, 2001, the amounts of which increases, if any, shall be communicated by Sublessor to Sublessee from time to time. Utilities include gas, electricity, water and sewer.

         3. Sublessee acknowledges that it is familiar with the Premises and accepts said Premises in "as is" condition. No alterations, additions or improvements shall be made to the Premises without the prior written consent of Sublessor.

         4. This Agreement is subject to all the provisions of the Lease, except as otherwise provided herein.

         5. Sublessor and Sublessee shall be entitled to exercise all the rights and remedies of Landlord and Tenant, respectively, under the Lease.

         It is understood and agreed that if under the Lease the Tenant has any time period to cure a default, give a notice or for any other beneficial purpose, for the purposes of this Agreement said time period shall be five days less than the time period set forth in the Lease. It is further understood and agreed that if the Landlord under the Lease has any time period within which to cure a default, give a notice or for any other beneficial purpose, for the purposes of this Agreement, said time period shall be five days greater than the time period set forth in the Lease.

         No termination of this Sublease and no repossession of the Premises shall relieve Sublessee of its obligations under this Sublease.

         It is understood and agreed that paragraphs 1-8 of this Agreement control in the event of a conflict with the provisions of the Lease.

         6. This Agreement is contingent upon and shall be of no force and effect unless and until the consent of the Landlord is obtained to the terms and provisions of this Agreement.


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


         7. For the purpose of notices pursuant to this Agreement, all notices shall be in writing and served personally or by certified mail, prepaid, return receipt requested, addressed to Sublessor at 7836 2nd Avenue South, Bloomington, MN 55439, Attn: Chris Mandery, and to Sublessee at the Premises, or to such other address provided by either party to the other in the manner stated herein.

         8. Sublessee shall pay to Sublessor, prior to May 1, 2001, the first and last months rent provided for hereunder. The amount of rent for the last month of the Sublease term may be used by Sublessor to pay for any damage caused to the Premises by Sublessee.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        SUBLESSOR:


                                        By:     /s/ Chris Mandery
                                            ------------------------------------
                                        Its:    Vice President - MN News
                                             -----------------------------------
                                        Date:   4-18-01
                                              ----------------------------------


                                        SUBLESSEE:


                                        By:     /s/ Dale Ragan
                                            ------------------------------------
                                        Its:    CEO
                                             -----------------------------------
                                        Date:   4-18-01
                                              ----------------------------------


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


The undersigned, Landlord under the Lease, hereby consents to the terms and provisions of this Agreement.

                                        LANDLORD:


                                        By:     /s/ Charles S. Schuler
                                            ------------------------------------
                                        Its:    Partner
                                             -----------------------------------
                                        Date:   4-18-01
                                              ----------------------------------


                                        By:     /s/ J. Wayne Mandey
                                            ------------------------------------
                                        Its:    Partner
                                             -----------------------------------
                                        Date:   4-18-01
                                              ----------------------------------


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